MEMORIAL FUNDS

                          Government Money Market Fund
                               Equity Income Fund
                            International Equity Fund

                       Supplement Dated August 17, 1999 to
                        Prospectus Dated August 17, 1999



   Shares of Government Money Market Fund are currently not offered for sale.


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                                 MEMORIAL FUNDS

                              Government Bond Fund
                               Corporate Bond Fund
                               Growth Equity Fund
                                Value Equity Fund

                              Institutional Shares

                       Supplement Dated August 17, 1999 to
                          Prospectus Dated May 1, 1999

Page 11 of the Prospectus is amended by deleting the third sentence under the Section "Shareholder Services Plan" and replacing it with the following:

     "Memorial Group, Inc. performs certain shareholder services not provided by Transfer Agent and is paid fees at an annual rate of 0.25 percent of the average daily net assets of the shares of the Funds owned by investors for which Memorial Group, Inc. maintains a servicing relationship."